File: IRA.TXT

APPLICATION For TIAA-CREF Rollover Individual Retirement Annuity Contracts including a Transfer/Rollover Authorization to TIAA-CREF It's Easy to Enroll Just complete these forms and return them to us in the enclosed Business Reply Envelope. Questions?

Call our Enrollment Hotline at 1 800 842-2888 8am - 11pm ET weekdays 8/97 edition Instructions

1. Personal Information

We are complying with a regulatory agency requirement in asking that you provide the Existing Contracts information in this section. To prepare your benefit illustrations, we will assume age 65 as your retirement income starting date. You can change this date anytime by calling 1 800 842-2888.

2. Your premium allocation

You can allocate premiums to any of the TIAA and CREF accounts. Before allocating money to any account (other than the TIAA Traditional Annuity) please read the current prospectuses. Premium allocations have to be in whole percentages and total 100%. If your allocation does not total 100%, any premiums received will go to the CREF Money Market Account. Upon receiving a valid allocation, we will allocate the then-current value of your accumulation among the accounts you have selected. NOTE: TIAA limits transfers from the Real Estate Account to one per calendar month. In the future, TIAA and CREF may restrict transfers from the Real Estate Account or from any of the CREF accounts to one per calendar quarter. TIAA has the right to stop accepting premiums and/or transfers to the Real Estate Account.

3. Your designation of beneficiary

If you die before annuity payments start, your designated beneficiary(ies) will receive the total value of your accumulation as a death benefit. If no primary beneficiary lives longer than you, death benefits go to your contingent beneficiary(ies). For example, a married person with children might name the spouse as primary beneficiary and the children as contingent beneficiaries. If you die before annuity payments start and have not named a beneficiary, your estate receives the entire accumulation. If you do not have the date of birth and / or Social Security number for one of your beneficiaries, you can send in this form now and forward the information to us later. The beneficiary designations that you provide on this form will apply only to this contract. If you have other TIAA-CREF contracts, you may want to make sure your beneficiary designations reflect your current intentions. For any questions about naming your beneficiary(ies), please call us at 1 800 842-2888.

4. YOUR SOURCE OF PREMIUMS If TIAA-CREF receives your funds directly from another carrier (financial institution or company), complete sections 7 and 8 on the Transfer/Rollover Authorization. Complete this section only if you are sending a personal check.

5. NOTE
Please read the  information and sign where  indicated.

6.-11. Transfer/Rollover Authorization to TIAA-CREF

Complete this section if you are transferring funds from an IRA or rolling over accumulations from an employer's pension plan to TIAA-CREF. We'll send you a letter of acknowledgement and contact your current carrier. A separate transfer / rollover authorization must be completed for each carrier from which you wish to move funds to TIAA-CREF. Please photocopy the form, or call us at 1 800 842-2888 to request additional copies. Please remember that each copy, which we send to the other carrier, must bear an original signature. If you are over age 701/2, you may need to begin distributions on this amount during this calendar year. Please contact us.

7. Eligibility Information Now more people are eligible for TIAA-CREF Rollover IRAs. You can open a TIAA-CREF Rollover IRA if you are one of the following:

o you are a  TIAA-CREF  participant;

o you are employed by an eligible institution;*

o you retired at age 55 or older after working at an eligible institution for at least 5 years;

o you are a former employee of an eligible institution and your rollover is from any eligible institution's pension plan (Note: spouses of former employees are not eligible to roll over accumulations to TIAA-CREF);

o you are the spouse of a person who is in one of the first three categories listed above;

o you are the surviving spouse of a deceased TIAA-CREF participant and you have received or are receiving a death benefit; or

o you are the former spouse of a TIAA-CREF participant and you are an alternate payee under a qualified domestic relations order (QDRO). Please call us at 1 800 842-2888 if you have questions. *An eligible institution is (or could be) part of the TIAA-CREF system, including public K-12 educational institutions. However, TIAA-CREF Rollover IRAs are not available to New York State public K-12 employees.

8. IRS Qualification  Information

Now you can roll over funds from these tax-deferred sources: funds from other IRAs; distributions from any former employer's pension plan; and distributions from any plan at an eligible institution. If you are the surviving spouse of a deceased employee who at death was employed at an eligible institution, or who at death was retired from an eligible institution, you may roll over death benefits from any employer's pension plan. If you are the former spouse of a TIAA-CREF participant, payments made under a Qualified Domestic Relations Order also may be rolled over.

CREF certificates and interests in the TIAA Real Estate Account are distributed by TIAA-CREF Individual & Institutional Services.

Rollover IRA and Transfer 8/97

Application for TIAA and CREF Rollover
Individual Retirement Annuity Contracts
Please type or print in ink and provide all information requested. IRA

1. Personal Information

[ ] Mr.[ ] Mrs.[ ] Ms.[ ] Dr.[ ] Other

 Last Name First            Middle
 Mailing Address    Street City State Zip Code
 Daytime Telephone Number Sex Date of Birth Social Security Number
 (          )[ ]  M  [ ] F Mo.              Day               Yr.
 Employer                   Job Title/Position

Existing Contracts Will these annuity contracts replace an existing annuity from another company?[ ] Yes[ ] No From what company? Contract Number

Your Retirement Income Starting Date The first day of (Month) N/A (Year) N/A , or at the age of N/A .

2. Your Premium Allocation

TIAA    TIAA    CREF    CREF    CREF     CREF     CREF     CREF     CREF    CREF

Traditional Real Estate Stock Money Market Social Choice Bond Market Global Equities Growth Equity Index Inflation-Linked Bond

%     %     %       %        %     %    %    %       %      %    =        100%

3. Your Designation of Beneficiary

Name(s) of Primary Beneficiary(ies) Relationship to You Date of Birth Social Security Number

Name(s) of Contingent Beneficiary(ies) Relationship to You Date of Birth Social Security Number

4. YOUR SOURCE OF PREMIUMS

Name of Educational, Research, or Related Organization
1.
2.

Your    Rollover    Contribution    originated    from:   [ ] 403(b)   Plan  [ ]
401(a)/403(a)/401(k)-Qualified Plan

Is your Rollover Contribution from another Rollover IRA?    [ ] Yes     [ ] No

5. You cannot assign your TIAA and CREF Rollover Individual Retirement Annuity contracts, and they do not allow loans.

CREF account accumulations and benefit payments, and Real Estate Account accumulations, are variable and not guaranteed; they depend on the investment performance of these accounts.

If I am opening this IRA with a distribution from a retirement plan, I certify that such a distribution qualifies for rollover treatment and irrevocably elect to treat this contribution as a rollover contribution.

And, I certify under penalty of perjury, that my Social Security Number as shown above is correct. I have read and understood all provisions of this application, and the IRA Disclosure Statement.

I have received a current CREF prospectus and a current Real Estate Account prospectus.

         Signed                             Date

If you would like to receive CREF's Statement of Additional Information, which supplements the CREF prospectus, check here. n

                                            Code
13.01.1 (10/95)

Teachers Insurance and Annuity Association
College Retirement Equities Fund
730 Third Avenue
New York, NY  10017-3206

Transfer/Rollover
Authorization to TIAA-CREF
6. Personal Information[ ] Mr.   [ ] Mrs.   [ ] Ms.   [ ] Dr.   [ ] Other
Last Name         First            Middle
Social Security Number

7. Eligibility Information

Please read the instructions on eligibility before completing this section.

Your eligibility is based on (check the appropriate boxes):[ ] you [ ] your spouse[ ] your employment in K-12

8. IRS Qualification Information

Are the funds currently in a Rollover IRA?    [ ]  Yes      [ ]  No
What is the IRS qualification of the funds you are transferring?
[ ] 403(b)[ ] 403(b)(7)[ ] 401(a)[ ] 403(a)[ ] 401(k)[ ] 414(h)
[ ] Other (please describe):

Note: If you do not know the qualification of the funds, contact your current carrier for this information.

9. Current Carrier Information

Name of carrier from which you will transfer/roll over funds:
Street Address    City             State    Zip Code
Telephone Number (      )
Account name(s) and number(s)

10. Amount of Transfer

Please indicate the amount that you are transferring/rolling over to TIAA-CREF:
[ ]  Total amount in my account(s)  or [ ]  $

11. Your Authorization and Signature

I authorize the carrier listed in Section 9 to transfer/roll over the amount stated in Section 10 from my account listed in Section 9 for immediate deposit into my TIAA and CREF Rollover IRA contracts, and to release information pertaining to the contributions and earnings attributable to the transfer/rollover amount, as requested by TIAA-CREF. I also authorize TIAA-CREF to contact this carrier on my behalf to arrange the transfer/rollover of these funds. Signature Date TA TDI

F9284 (8/97)

For your protection, some states require a warning against fraud to appear on this form. These states, including Arizona, Arkansas, California, Colorado, Delaware, Indiana, Kentucky, Minnesota, New York, and Ohio, require a warning substantially similar to the following warning. People who file applications for insurance or statements of claim commit a fraudulent insurance act if they:
o knowingly do so with intent to injure, defraud, or deceive any insurance company or another person; and/or o knowingly include in their application or statement of claim any materially false or misleading information; and/or o knowingly conceal information for the purpose of misleading concerning any fact material to the application or claim. A fraudulent insurance act is a crime, and penalties may include imprisonment, fines, denial of insurance, and civil damages.
New York residents, please note:
Civil penalties shall not exceed $5,000 and the stated value of the claim for each such violation. Colorado residents, please note:
Any insurance company or any agent of an insurance company who knowingly provides false, incomplete, or misleading facts or information to a policyholder or to a claimant for the purpose of defrauding or attempting to defraud the policyholder or the claimant with regard to a settlement or award payable from the insurance proceeds shall be reported to the Colorado Division of Insurance within the Department of Regulatory Agencies. Delaware and Indiana residents, please note:
Any person who commits insurance fraud is guilty of a felony.

(C) 1997 Teachers Insurance and Annuity Association o College Retirement Equities Fund

Printed on Recycled Paper

Teachers Insurance and Annuity Association

College Retirement Equities Fund

730 Third Avenue
New York, NY 10017-3206
1 800 842-2733
212 490-9000

IRA/DT
Rollover IRA and Transfer 8/97

++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++

APPLICATION
For TIAA-CREF Rollover
Individual Retirement Annuity
Contracts
including a Transfer/Rollover Authorization to TIAA-CREF
It's Easy
to
Enroll
Just complete these forms and
return them to us in the enclosed Business Reply Envelope.
Questions?
Call our Enrollment Hotline at
1 800 842-2888
8am - 11pm ET weekdays
8/97 edition
Instructions
1. Personal Information
We are complying with a regulatory agency requirement in asking that you provide the Existing Contracts information in this section. To prepare your benefit illustrations, we will assume age 65 as your retirement income starting date. You can change this date anytime by calling 1 800 842-2888.

2. Your premium allocation

You can allocate premiums to any of the TIAA and CREF accounts. Before allocating money to any account (other than the TIAA Traditional Annuity) please read the current prospectuses. Premium allocations have to be in whole percentages and total 100%.

If your allocation does not total 100%, any premiums received will go to the CREF Money Market Account. Upon receiving a valid allocation, we will allocate the then-current value of your accumulation among the accounts you have selected.

NOTE: TIAA limits transfers from the Real Estate Account to one per calendar month. In the future, TIAA and CREF may restrict transfers from the Real Estate Account or from any of the CREF accounts to one per calendar quarter. TIAA has the right to stop accepting premiums and/or transfers to the Real Estate Account.

3. Your designation of beneficiary

If you die before annuity payments start, your designated beneficiary(ies) will receive the total value of your accumulation as a death benefit. If no primary beneficiary lives longer than you, death benefits go to your contingent beneficiary(ies). For example, a married person with children might name the spouse as primary beneficiary and the children as contingent beneficiaries.

If you die before annuity payments start and have not named a beneficiary, your estate receives the entire accumulation.

If you do not have the date of birth and / or Social Security number for one of your beneficiaries, you can send in this form now and forward the information to us later. The beneficiary designations that you provide on this form will apply only to this contract. If you have other TIAA-CREF contracts, you may want to make sure your beneficiary designations reflect your current intentions. For any questions about naming your beneficiary(ies), please call us at 1 800 842-2888.

4. YOUR SOURCE OF PREMIUMS

If TIAA-CREF receives your funds directly from another carrier (financial institution or company), complete sections 7 and 8 on the Transfer/Rollover Authorization. Complete this section only if you are sending a personal check.

5. NOTE

Please read the  information and sign where  indicated.

6.-11. Transfer/Rollover Authorization to TIAA-CREF

Complete this section if you are transferring funds from an IRA or rolling over accumulations from an employer's pension plan to TIAA-CREF. We'll send you a letter of acknowledgement and contact your current carrier. A separate transfer / rollover authorization must be completed for each carrier from which you wish to move funds to TIAA-CREF. Please photocopy the form, or call us at 1 800 842-2888 to request additional copies.

Please remember that each copy, which we send to the other carrier, must bear an original signature. If you are over age 70 1/2, you may need to begin distributions on this amount during this calendar year. Please contact us.

7. Eligibility Information Now more people are eligible for TIAA-CREF Rollover IRAs. You can open a TIAA-CREF Rollover IRA if you are one of the following:

* you are a TIAA-CREF participant;

* you are employed by an eligible institution;*

* you retired at age 55 or older after working at an eligible institution for at least 5 years;

* you are a former employee of an eligible institution and your rollover is from any eligible institution's pension plan (Note: spouses of former employees are not eligible to roll over accumulations to TIAA-CREF);

* you are the spouse of a person who is in one of the first three categories listed above;

* you are the surviving spouse of a deceased TIAA-CREF participant and you have received or are receiving a death benefit; or (Degree) you are the former spouse of a TIAA-CREF participant and you are an alternate payee under a qualified domestic relations order (QDRO). Please call us at 1 800 842-2888 if you have questions.

*An eligible institution is (or could be) part of the TIAA-CREF system, including public K-12 educational institutions. However, TIAA-CREF Rollover IRAs are not available to New York State public K-12 employees.

8. IRS Qualification Information

Now you can roll over funds from these tax-deferred sources: funds from other IRAs; distributions from any former employer's pension plan; and distributions from any plan at an eligible institution. If you are the surviving spouse of a deceased employee who at death was employed at an eligible institution, or who at death was retired from an eligible institution, you may roll over death benefits from any employer's pension plan.

If you are the former spouse of a TIAA-CREF participant, payments made under a Qualified Domestic Relations Order also may be rolled over.

CREF certificates and interests in the TIAA Real Estate Account are distributed by TIAA-CREF Individual & Institutional Services.

Rollover IRA and Transfer 8/97

Application for TIAA and CREF Rollover
Individual Retirement Annuity Contracts

Please type or print in ink and provide all information requested.     IRA

1. Personal Information n Mr. n Mrs. n Ms. n Dr. n Other Last Name First Middle Mailing Address Street City State Zip Code Daytime Telephone Number Sex Date of Birth Social Security Number ( ) n M n F Mo. Day Yr. Employer Job Title/Position

Existing Contracts Will these annuity contracts replace an existing annuity from another company? n Yes n No From what company? Contract Number Your Retirement Income Starting Date The first day of (Month) N/A (Year) N/A , or at the age of N/A .

2. Your Premium Allocation

TIAA TIAA CREF CREF CREF CREF CREF CREF CREF CREF Traditional Real Estate Stock Money Market Social Choice Bond Market Global Equities Growth Equity Index Inflation-Linked Bond % % % % % % % % % % = 100%

3. Your Designation of Beneficiary

Name(s) of Primary Beneficiary(ies)Relationship to You Date of Birth Social Security Number Name(s) of Contingent Beneficiary(ies) Relationship to You Date of Birth Social Security Number

4. YOUR SOURCE OF PREMIUMS

Name of Educational, Research, or Related Organization
1.
2.

Your    Rollover    Contribution    originated    from:    n   403(b)   Plan   n
401(a)/403(a)/401(k)-Qualified Plan Is your Rollover Contribution from another Rollover IRA? n Yes n No

5. You cannot assign your TIAA and CREF Rollover Individual Retirement Annuity contracts, and they do not allow loans. CREF account accumulations and benefit payments, and Real Estate Account accumulations, are variable and not guaranteed; they depend on the investment performance of these accounts.

If I am opening this IRA with a distribution from a retirement plan, I certify that such a distribution qualifies for rollover treatment and irrevocably elect to treat this contribution as a rollover contribution. And, I certify under penalty of perjury, that my Social Security Number as shown above is correct. I have read and understood all provisions of this application, and the IRA Disclosure Statement. I have received a current CREF prospectus and a current Real Estate Account prospectus.

         Signed                             Date

If you would like to receive CREF's Statement of Additional Information, which supplements the CREF prospectus, check here. n

                                            Code
13.01.1 (10/95)

Teachers Insurance and Annuity Association
College Retirement Equities Fund
730 Third Avenue
New York, NY  10017-3206

Transfer/Rollover
Authorization to TIAA-CREF

6. Personal Information n Mr. n Mrs. n Ms. n Dr. n Other Last Name First Middle Social Security Number

7. Eligibility Information

Please read the instructions on eligibility before completing this section. Your eligibility is based on (check the appropriate boxes): n you n your spouse n your employment in K-12

8. IRS Qualification Information

Are the funds currently in a Rollover IRA? n Yes n No What is the IRS qualification of the funds you are transferring? n 403(b) n 403(b)(7) n 401(a) n 403(a) n 401(k) n 414(h) n Other (please describe):

Note: If you do not know the qualification of the funds, contact your current carrier for this information.

9. Current Carrier Information Name of carrier from which you will transfer/roll over funds:

Street Address City State Zip Code Telephone Number ( ) Account name(s) and number(s)

10. Amount of Transfer

Please indicate the amount that you are transferring/rolling over to TIAA-CREF: n Total amount in my account(s) or n $

11. Your Authorization and Signature

I authorize the carrier listed in Section 9 to transfer/roll over the amount stated in Section 10 from my account listed in Section 9 for immediate deposit into my TIAA and CREF Rollover IRA contracts, and to release information pertaining to the contributions and earnings attributable to the transfer/rollover amount, as requested by TIAA-CREF. I also authorize TIAA-CREF to contact this carrier on my behalf to arrange the transfer/rollover of these funds.
         Signature         Date
         TA      TDI
         F9284 (8/97)

For your protection, some states require a warning against fraud to appear on this form. These states, including Arizona, Arkansas, California, Colorado, Delaware, Indiana, Kentucky, Minnesota, New York, and Ohio, require a warning substantially similar to the following warning. People who file applications for insurance or statements of claim commit a fraudulent insurance act if they:

* knowingly do so with intent to injure, defraud, or deceive any insurance company or another person; and/or

* knowingly include in their application or statement of claim any materially false or misleading information; and/or

* knowingly conceal information for the purpose of misleading concerning any fact material to the application or claim. A fraudulent insurance act is a crime, and penalties may include imprisonment, fines, denial of insurance, and civil damages.

New York residents, please note: Civil penalties shall not exceed $5,000 and the stated value of the claim for each such violation.

Colorado residents, please note: Any insurance company or any agent of an insurance company who knowingly provides false, incomplete, or misleading facts or information to a policyholder or to a claimant for the purpose of defrauding or attempting to defraud the policyholder or the claimant with regard to a settlement or award payable from the insurance proceeds shall be reported to the Colorado Division of Insurance within the Department of Regulatory Agencies.

Delaware and Indiana residents, please note: Any person who commits insurance fraud is guilty of a felony.

(C) 1997 Teachers Insurance and Annuity Association* College Retirement Equities Fund Printed on Recycled Paper

Teachers Insurance and Annuity Association

College Retirement Equities Fund

730 Third Avenue
New York, NY 10017-3206
1 800 842-2733
212 490-9000

IRA/DT
Rollover IRA and Transfer 8/97

++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++

APPLICATION For TIAA-CREF Rollover Individual Retirement Annuity Contracts including a Transfer/Rollover Authorization to TIAA-CREF It's Easy to Enroll Just complete these forms and return them to us in the enclosed Business Reply Envelope. Questions? Call our Enrollment Hotline at 1 800 842-2888 8am - 11pm ET weekdays 8/97 edition (FLA.)

Instructions
1. Personal Information

We are complying with a regulatory agency requirement in asking that you provide the Existing Contracts information in this section. To prepare your benefit illustrations, we will assume age 65 as your retirement income starting date. You can change this date anytime by calling 1 800 842-2888.

2. Your premium allocation You can allocate premiums to any of the TIAA and CREF accounts. Before allocating money to any account (other than the TIAA Traditional Annuity) please read the current prospectuses. Premium allocations have to be in whole percentages and total 100%.

If your allocation does not total 100%, any premiums received will go to the CREF Money Market Account. Upon receiving a valid allocation, we will allocate the then-current value of your accumulation among the accounts you have selected.

NOTE: TIAA limits transfers from the Real Estate Account to one per calendar month. In the future, TIAA and CREF may restrict transfers from the Real Estate Account or from any of the CREF accounts to one per calendar quarter. TIAA has the right to stop accepting premiums and/or transfers to the Real Estate Account.

3. Your designation of beneficiary

If you die before annuity payments start, your designated beneficiary(ies) will receive the total value of your accumulation as a death benefit. If no primary beneficiary lives longer than you, death benefits go to your contingent beneficiary(ies). For example, a married person with children might name the spouse as primary beneficiary and the children as contingent beneficiaries.

If you die before annuity payments start and have not named a beneficiary, your estate receives the entire accumulation.

If you do not have the date of birth and / or Social Security number for one of your beneficiaries, you can send in this form now and forward the information to us later. The beneficiary designations that you provide on this form will apply only to this contract. If you have other TIAA-CREF contracts, you may want to make sure your beneficiary designations reflect your current intentions. For any questions about naming your beneficiary(ies), please call us at 1 800 842-2888.

4. YOUR SOURCE OF PREMIUMS

If  TIAA-CREF  receives  your  funds  directly  from  another  carrier
(financial   institution  or  company),   complete  sections  7  and  8  on  the
Transfer/Rollover Authorization. Complete this section only if you are sending a personal check.

5. NOTE

Please read the  information and sign where  indicated.

6.-11. Transfer/Rollover Authorization to TIAA-CREF

Complete this section if you are transferring funds from an IRA or rolling over accumulations from an employer's pension plan to TIAA-CREF. We'll send you a letter of acknowledgement and contact your current carrier.

A separate transfer / rollover authorization must be completed for each carrier from which you wish to move funds to TIAA-CREF. Please photocopy the form, or call us at 1 800 842-2888 to request additional copies. Please remember that each copy, which we send to the other carrier, must bear an original signature.

If you are over age 701/2, you may need to begin distributions on this amount during this calendar year. Please contact us.

7. Eligibility  Information

Now more people are eligible for TIAA-CREF Rollover IRAs. You can open a TIAA-CREF Rollover IRA if you are one of the following:

* you are a  TIAA-CREF  participant;
* you are employed by an eligible institution;*
* you retired at age 55 or older after working at an eligible institution for at least 5 years;
* you are a former employee of an eligible institution and your rollover is from any eligible institution's pension plan (Note: spouses of former employees are not eligible to roll over accumulations to TIAA-CREF);
* you are the spouse of a person who is in one of the first three categories listed above;
* you are the surviving spouse of a deceased TIAA-CREF participant and you have received or are receiving a death benefit; or
* you are the former spouse of a TIAA-CREF participant and you are an alternate payee under a qualified domestic relations order (QDRO).

Please call us at 1 800 842-2888 if you have questions.

*An eligible institution is (or could be) part of the TIAA-CREF system, including public K-12 educational institutions. However, TIAA-CREF Rollover IRAs are not available to New York State public K-12 employees.

8. IRS Qualification Information

Now you can roll over funds from these tax-deferred sources: funds from other IRAs; distributions from any former employer's pension plan; and distributions from any plan at an eligible institution.

If you are the surviving spouse of a deceased employee who at death was employed at an eligible institution, or who at death was retired from an eligible institution, you may roll over death benefits from any employer's pension plan.

If you are the former spouse of a TIAA-CREF participant, payments made under a Qualified Domestic Relations Order also may be rolled over.

CREF certificates and interests in the TIAA Real Estate Account are distributed by TIAA-CREF Individual & Institutional Services. Rollover IRA and Transfer 8/97 FLA.

Application for TIAA and CREF Rollover
Individual Retirement Annuity Contracts

Please type or print in ink and provide all information requested. IRA

1. Personal Information n Mr. n Mrs. n Ms. n Dr. n Other Last Name First Middle Mailing Address Street City State Zip Code Daytime Telephone Number Sex Date of Birth Social Security Number ( ) n M n F Mo. Day Yr. Employer Job Title/Position

Existing Contracts Will these annuity contracts replace an existing annuity from another company? n Yes n No From what company? Contract Number Your Retirement Income Starting Date The first day of (Month) N/A (Year) N/A , or at the age of N/A .

2. Your Premium Allocation TIAA TIAA CREF CREF CREF CREF CREF CREF CREF CREF Traditional Real Estate Stock Money Market Social Choice Bond Market Global Equities Growth Equity Index Inflation-Linked Bond % % % % % % % % % % = 100%

3. Your Designation of Beneficiary Name(s) of Primary Beneficiary(ies)Relationship to You Date of Birth Social Security Number Name(s) of Contingent Beneficiary(ies) Relationship to You Date of Birth Social Security Number

4. YOUR SOURCE OF PREMIUMS Name of Educational, Research, or Related Organization 1. 2. Your Rollover Contribution originated from: n 403(b) Plan n 401(a)/403(a)/401(k)-Qualified Plan Is your Rollover Contribution from another Rollover IRA? n Yes n No

5. You cannot assign your TIAA and CREF Rollover Individual Retirement Annuity contracts, and they do not allow loans. CREF account accumulations and benefit payments, and Real Estate Account accumulations, are variable and not guaranteed; they depend on the investment performance of these accounts.

If I am opening this IRA with a distribution  from a retirement  plan, I certify that such a distribution qualifies for rollover treatment and irrevocably elect to treat this contribution as a rollover contribution. And, I certify under penalty of perjury, that my Social Security Number as shown above is correct. I have read and understood all provisions of this application, and the IRA Disclosure Statement.

I have received a current CREF prospectus and a current Real Estate Account prospectus.
         Signed                             Date
         Signature of Florida Licensed Agent
         LIC. NO. 593282667

If you would like to receive CREF's Statement of Additional Information, which supplements the CREF prospectus, check here. n Code 13.01.1 (10/95) FLA.

Teachers Insurance and Annuity Association
College Retirement Equities Fund
730 Third Avenue
New York, NY  10017-3206

Transfer/Rollover
Authorization to TIAA-CREF

6. Personal  Information

n Mr. n Mrs. n Ms. n Dr. n Other Last Name First Middle Social Security Number

7. Eligibility  Information

Please read the instructions on eligibility before completing this section. Your eligibility is based on (check the appropriate boxes): n you n your spouse n your employment in K-12

8. IRS Qualification Information

Are the funds currently in a Rollover IRA? n Yes n No What is the IRS qualification of the funds you are transferring? n 403(b) n 403(b)(7) n 401(a) n 403(a) n 401(k) n 414(h) n Other (please describe):

Note: If you do not know the qualification of the funds, contact your current carrier for this information.

9. Current Carrier Information

Name of carrier from which you will transfer/roll over funds: Street Address City State Zip Code Telephone Number ( ) Account name(s) and number(s)

10.   Amount   of   Transfer

Please indicate the amount that you are transferring/rolling over to TIAA-CREF: n Total amount in my account(s) or n $

11. Your Authorization and Signature

I authorize the carrier listed in Section 9 to transfer/roll over the amount stated in Section 10 from my account listed in Section 9 for immediate deposit into my TIAA and CREF Rollover IRA contracts, and to release information pertaining to the contributions and earnings attributable to the transfer/rollover amount, as requested by TIAA-CREF. I also authorize TIAA-CREF to contact this carrier on my behalf to arrange the transfer/rollover of these funds.
         Signature         Date
         TA      TDI
         F9284 (8/97) FLA.

Any person who knowingly and with intent to injure, defraud, or deceive any insurer files a statement of claim or an application containing any false, incomplete, or misleading information, is guilty of a felony of the third degree.

(C) 1997 Teachers Insurance and Annuity Association* College Retirement Equities Fund

Printed on Recycled Paper

Teachers Insurance and Annuity Association

College Retirement Equities Fund

730 Third Avenue
New York, NY 10017-3206
1 800 842-2733
212 490-9000

IRA/DT FLA.
Rollover IRA and Transfer 8/97 FLA.

++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++
APPLICATION For TIAA-CREF Rollover Individual Retirement Annuity Contracts including a Transfer/Rollover Authorization to TIAA-CREF It's Easy to Enroll Just complete these forms and return them to us in the enclosed Business Reply Envelope. Questions? Call our Enrollment Hotline at 1 800 842-2888 8am - 11pm ET weekdays 8/97 edition (CA)

Instructions
1. Personal Information
We are complying with a regulatory agency requirement in asking that you provide the Existing Contracts information in this section. To prepare your benefit illustrations, we will assume age 65 as your retirement income starting date. You can change this date anytime by calling 1 800 842-2888.

2. Your premium allocation

You can allocate premiums to the TIAA Traditional Annuity and CREF accounts. Before allocating money to any account (other than the TIAA Traditional Annuity) please read the current prospectuses. Premium allocations have to be in whole percentages and total 100%. If your allocation does not total 100%, any premiums received will go to the CREF Money Market Account. Upon receiving a valid allocation, we will allocate the then-current value of your accumulation among the accounts you have selected.

NOTE: In the future, CREF may restrict transfers from any of the CREF accounts to one per calendar quarter.

CALIFORNIA RESIDENTS PLEASE NOTE: These annuity contracts are issued in California, where the TIAA Real Estate Account is not available. California residents cannot allocate to this account.

3. Your designation of beneficiary

If you die before annuity payments start, your designated beneficiary(ies) will receive the total value of your accumulation as a death benefit. If no primary beneficiary lives longer than you, death benefits go to your contingent beneficiary(ies). For example, a married person with children might name the spouse as primary beneficiary and the children as contingent beneficiaries.

If you die before annuity payments start and have not named a beneficiary, your estate receives the entire accumulation. If you do not have the date of birth and / or Social Security number for one of your beneficiaries, you can send in this form now and forward the information to us later. The beneficiary designations that you provide on this form will apply only to this contract. If you have other TIAA-CREF contracts, you may want to make sure your beneficiary designations reflect your current intentions. For any questions about naming your beneficiary(ies), please call us at 1 800 842-2888.

4. YOUR SOURCE OF PREMIUMS

If TIAA-CREF receives your funds directly from another carrier (financial institution or company), complete sections 7 and 8 on the Transfer/Rollover Authorization. Complete this section only if you are sending a personal check.

5. NOTE Please read the  information and sign where  indicated.

6.-11. Transfer/Rollover Authorization to TIAA-CREF

Complete this section if you are transferring funds from an IRA or rolling over accumulations from an employer's pension plan to TIAA-CREF. We'll send you a letter of acknowledgement and contact your current carrier.

A separate transfer / rollover authorization must be completed for each carrier from which you wish to move funds to TIAA-CREF. Please photocopy the form, or call us at 1 800 842-2888 to request additional copies. Please remember that each copy, which we send to the other carrier, must bear an original signature.

If you are over age 70 1/2, you may need to begin distributions on this amount during this calendar year. Please contact us.

7. Eligibility Information

Now more people are eligible for TIAA-CREF Rollover IRAs. You can open a TIAA-CREF Rollover IRA if you are one of the following:

* you are a  TIAA-CREF  participant;

* you are employed by an eligible institution;*

* you retired at age 55 or older after working at an eligible institution for at least 5 years;

* you are a former employee of an eligible institution and your rollover is from any eligible institution's pension plan (Note: spouses of former employees are not eligible to roll over accumulations to TIAA-CREF);

* you are the spouse of a person who is in one of the first three categories listed above;

* you are the surviving spouse of a deceased TIAA-CREF participant and you have received or are receiving a death benefit; or

* you are the former spouse of a TIAA-CREF participant and you are an alternate payee under a qualified domestic relations order (QDRO).

Please call us at 1 800 842-2888 if you have questions.

*An eligible institution is (or could be) part of the TIAA-CREF system, including public K-12 educational institutions. However, TIAA-CREF Rollover IRAs are not available to New York State public K-12 employees.

8. IRS Qualification Information

Now you can roll over funds from these tax-deferred sources: funds from other IRAs; distributions from any former employer's pension plan; and distributions from any plan at an eligible institution. If you are the surviving spouse of a deceased employee who at death was employed at an eligible institution, or who at death was retired from an eligible institution, you may roll over death benefits from any employer's pension plan. If you are the former spouse of a TIAA-CREF participant, payments made under a Qualified Domestic Relations Order also may be rolled over.

Application for TIAA and CREF Rollover
Individual Retirement Annuity Contracts

Please type or print in ink and provide all information requested.     IRA

1. Personal Information n Mr. n Mrs. n Ms. n Dr. n Other Last Name First Middle Mailing Address Street City State Zip Code Daytime Telephone Number Sex Date of Birth Social Security Number

( ) n M n F Mo. Day Yr. Employer Job Title/Position

Existing Contracts Will these annuity contracts replace an existing annuity from another company? n Yes n No

From what company? Contract Number Your Retirement Income Starting Date The first day of (Month) N/A (Year) N/A , or at the age of N/A . 2. Your Premium Allocation TIAA TIAA CREF CREF CREF CREF CREF CREF CREF CREF Traditional Real Estate Stock Money Market Social Choice Bond Market Global Equities Growth Equity Index Inflation-Linked Bond % N/A % % % % % % % % % = 100%

3. Your Designation of Beneficiary

Name(s) of Primary Beneficiary(ies)Relationship to You Date of Birth Social Security Number Name(s) of Contingent Beneficiary(ies) Relationship to You Date of Birth Social Security Number

4. YOUR SOURCE OF PREMIUMS

Name of Educational, Research, or Related Organization
1.
2.

Your    Rollover    Contribution    originated    from:    n   403(b)   Plan   n
401(a)/403(a)/401(k)-Qualified Plan Is your Rollover Contribution from another Rollover IRA? n Yes n No

5. You cannot assign your TIAA and CREF Rollover

Individual Retirement Annuity contracts, and they do not allow loans. CREF account accumulations and benefit payments, and Real Estate Account accumulations, are variable and not guaranteed; they depend on the investment performance of these accounts. If I am opening this IRA with a distribution from a retirement plan, I certify that such a distribution qualifies for rollover treatment and irrevocably elect to treat this contribution as a rollover contribution. And, I certify under penalty of perjury, that my Social Security Number as shown above is correct.

I have read and understood all provisions of this application, and the IRA Disclosure Statement. I have received a current CREF prospectus and a current Real Estate Account prospectus.
Signed                             Date

If you would like to receive CREF's Statement of Additional Information, which supplements the CREF prospectus, check here. n Code 13.01.1 (10/95) CA

Teachers Insurance and Annuity Association
College Retirement Equities Fund
730 Third Avenue
New York, NY  10017-3206

Transfer/Rollover
Authorization to TIAA-CREF

6. Personal  Information

n Mr. n Mrs. n Ms. n Dr. n Other Last Name First Middle Social Security Number

7. Eligibility Information

Please read the instructions on eligibility before completing this section. Your eligibility is based on (check the appropriate boxes): n you n your spouse n your employment in K-12

8. IRS Qualification Information

Are the funds currently in a Rollover IRA? n Yes n No What is the IRS qualification of the funds you are transferring? n 403(b) n 403(b)(7) n 401(a) n 403(a) n 401(k) n 414(h) n Other (please describe):

Note: If you do not know the qualification of the funds, contact your current carrier for this information.

9. Current Carrier Information

Name of carrier from which you will transfer/roll over funds: Street Address City State Zip Code Telephone Number ( ) Account name(s) and number(s)

10. Amount of Transfer

Please indicate the amount that you are transferring/rolling over to TIAA-CREF: n Total amount in my account(s) or n $

11. Your Authorization and Signature

I authorize the carrier listed in Section 9 to transfer/roll over the amount stated in Section 10 from my account listed in Section 9 for immediate deposit into my TIAA and CREF Rollover IRA contracts, and to release information pertaining to the contributions and earnings attributable to the transfer/rollover amount, as requested by TIAA-CREF. I also authorize TIAA-CREF to contact this carrier on my behalf to arrange the transfer/rollover of these funds.
Signature         Date
TA      TDI
F9284 (8/97) CA

For your protection, some states require a warning against fraud to appear on this form. These states, including California, Colorado, Kentucky, New York, and Ohio, require a warning substantially similar to the following warning.

People who file applications for insurance or statements of claim commit a fraudulent insurance act if they:

* knowingly do so with intent to injure, defraud, or deceive any insurance company or another person; and/or

* knowingly include in their application or statement of claim any materially false or misleading information; and/or

* knowingly conceal information for the purpose of misleading concerning any fact material to the application or claim. A fraudulent insurance act is a crime, and penalties may include imprisonment, fines, denial of insurance, and civil damages.

(C) 1997 Teachers Insurance and Annuity Association* College Retirement Equities Fund

Printed on Recycled Paper

Teachers Insurance and Annuity Association

College Retirement Equities Fund

730 Third Avenue
New York, NY 10017-3206
1 800 842-2733
212 490-9000

IRA/DT CA
Rollover IRA and Transfer 8/97 CA